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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 19, 2002

                         ------------------------------

                           ORION POWER HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-16077                52-2087649
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)


               C/O RELIANT RESOURCES, INC.
                    1111 LOUISIANA STREET
                     HOUSTON, TEXAS                          77002
        (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (410) 230-3500

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ITEM 4   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Following the acquisition of Orion Power Holdings, Inc. ("Orion") by
Reliant Resources, Inc. ("RRI") on February 19, 2002, Orion dismissed Arthur
Andersen LLP ("Andersen") as its independent public accountants and engaged
Deloitte & Touche LLP ("Deloitte") to serve as the independent public accountants for Orion effective as of February 19, 2002. Deloitte also serves as Reliant's independent public accountants. Orion's board of directors has participated in and approved the decision to dismiss Andersen and engage
Deloitte.

         Andersen's reports on Orion's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During Orion's two most recent fiscal years and through February 19, 2002, there were no disagreements between Orion and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report on Orion's consolidated financial statements for such years; and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended.

         Orion has provided Andersen with a copy of the foregoing disclosure.
Attached as Exhibit 16 to this Form 8-K is a copy of Andersen's letter stating its agreement with the foregoing disclosure.

         During Orion's two most recent fiscal years and through February 19, 2002, Orion did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Orion's consolidated financial statements, or any other matters or reportable events required to be disclosed pursuant to Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is filed herewith:

         16       Arthur Andersen Letter dated March 15, 2002.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ORION POWER HOLDINGS, INC.




Date: May 15, 2002                        By:      /s/ C. Ronald Greenman, Jr.
                                             -----------------------------------
                                                   C. Ronald Greenman, Jr.
                                                   Controller





















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                                  EXHIBIT INDEX


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
       Exhibit
        Number                  Exhibit Description
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
          16                Arthur Andersen Letter dated March 15, 2002.
